SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 10, 2002
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                      Paradise Music & Entertainment, Inc.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


  Delaware                          001-12635                  13-3906452
  --------                          ---------                  ----------
(State or other jurisdiction  (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)





                 122 East 42nd Street, New York, New York 10017
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               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (866) 494-0580
                                                           --------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)



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Item 4. Changes in Registrant's Certifying Accountant

        (a)(1)  Previous independent accountants

                (i) On May 10, 2002, Paradise Music & Entertainment, Inc. ("registrant") dismissed Rothstein, Kass & Company, P.C. as its independent accountants.

                (ii) The report of Rothstein, Kass & Company, P.C. on the financial statements for the fiscal year ended December 31, 2000, contained no adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles.

                (iii) The registrant's Board of Directors approved and ratified the decision to change independent accountants on May 13, 2002.

                (iv) In connection with its audit for the fiscal year ended December 31, 2000, there have been no disagreements with Rothstein, Kass & Company, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rothstein, Kass & Company, P.C., would have caused them to make reference thereto in their report on the consolidated financial statements for such years.

                (v) The registrant has requested that Rothstein, Kass & Company, P.C. furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated May 17, 2002, is filed as Exhibit 16.1 to this Form 8-K.

        (2)     New independent accountants

        The registrant engaged Hein + Associates LLP as its new independent accountants as of May 10, 2002. During the two most recent fiscal years, the registrant has not consulted with Hein + Associates LLP regarding either (i) the application of accounting principles to a specified completed or contemplated transaction, or the type of audit opinion that might be rendered on the registrant's financial statements and either written or oral advice was provided that was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or event identified in response to Item 304(a) (1) (iv) of Regulation S-B.

Item 7. Financial Statements and Exhibits

        (c)    The following documents are filed herewith as exhibits:

                16.1 Letter from Rothstein, Kass & Company, P.C. dated May 17, 2002.

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PARADISE MUSIC & ENTERTAINMENT, INC.
                              (Registrant)



Dated:  May 17, 2002          By: /s/ Kelly T. Hickel
                                  -------------------------------
                                      Kelly T. Hickel
                                      Chief Executive Officer



















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